Exhibit 3(i)

Delaware

The First State

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “CUBIC CORPORATION” AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF INCORPORATION, FILED THE THIRTEENTH DAY OF DECEMBER, A.D. 1984, AT 10 O’CLOCK A.M.

CERTIFICATE OF AGREEMENT OF MERGER, FILED THE TWENTY-SECOND DAY OF FEBRUARY, A.D. 1985, AT 10 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, FILED THE SIXTH DAY OF MARCH, A.D. 1987, AT 11:30 O’CLOCK A.M.

CERTIFICATE OF OWNERSHIP, FILED THE FIRST DAY OF JUNE, A.D. 1987, AT 10 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, FILED THE SIXTEENTH DAY OF APRIL, A.D. 1996, AT 8:30 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, FILED THE TWENTY-THIRD DAY OF JULY, A.D. 1996, AT 1:15 O’CLOCK P.M.

CERTIFICATE OF AMENDMENT, FILED THE TWENTY-FIFTH DAY OF FEBRUARY, A.D. 1998, AT 2 O’CLOCK P.M.

CERTIFICATE OF AMENDMENT, FILED THE TWENTIETH DAY OF

2050509	8100H
040048902

[Seal of the Secretary of State of Delaware]	/s/ Harriet Smith Windsor,
Secretary of State
AUTHENTICATION: 2887486

DATE: 01-23-04

1

FEBRUARY, A.D. 2002, AT 3 O’CLOCK P.M.

CERTIFICATE OF AMENDMENT, FILED THE SEVENTEENTH DAY OF APRIL, A.D. 2002, AT 2 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION.

2050509	8100H
040048902

[Seal of the Secretary of State of Delaware]	/s/ Harriet Smith Windsor,
Secretary of State
AUTHENTICATION: 2887486

DATE: 01-23-04

2

Delaware

The First State

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “CUBIC CORPORATION”, FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF APRIL, A.D. 2002, AT 2 O’CLOCK P.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

[Seal of the Secretary of State of Delaware]		/s/ Harriet Smith Windsor,
		Secretary of State

2050509	8100	AUTHENTICATION: 1726579
020244781		DATE:04-17-02

1

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 02:00 PM 04/17/2002
020244781 - 2050509

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION

CUBIC CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That at a meeting of the Board of Directors of CUBIC CORPORATION resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED: That the Certificate of Incorporation of this corporation be amended by changing Article 4 thereof so that, as amended, said Article shall be and read as follows:

“4.                              The total number of shares of stock which the Corporation shall have authority to issue is 50,000,000 shares which shall be Common Stock without par value.”

On the effective date of this Amendment, each share of the Common Stock, without par value, outstanding before the amendment, is divided into three Common Shares, without par value.

Each share of the Common Stock, no par value, of this Corporation issued and outstanding at the close of business on the date of the taking effect of said amendment, being the date of the filing and recording of said amendment in the Office of the Secretary of State of the State of Delaware, is changed into three fully-paid and non-assessable shares of Common Stock, no par value, of this Corporation; all certificates for shares of Common Stock, no par value, that are then issued and outstanding, including those held by the Corporation as Treasury Shares, are deemed to be certificates for the same number of shares of Common Stock respectively, no par value each; and that each holder of record of said certificates at the close of business on the effective date of said amendment shall be entitled to receive additional certificates representing two additional shares of Common Stock, no par value, for each one outstanding share of Common Stock.

No fractional shares are to be issued to shareholders in connection with such stock split but, in lieu thereof, cash shall be distributed to each shareholder who would otherwise have been entitled to receipt of a fractional share and the amount of cash to be distributed shall be based upon the closing stock price on the American Stock Exchange, after adjustment for the effect of the split hereinabove declared, of this Corporation’s Common Stock, without par value, on the date of said filing with the Secretary of State of the State of Delaware.”

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SECOND: That thereafter, pursuant to resolution of its Board of Directors, a Special Meeting of Shareholders of said Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares, as required by statute, were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said CUBIC CORPORATION has caused this certificate to be signed by WALTER J. ZABLE, its President, and WILLIAM C. STEWART, Jr., its Secretary, this 17th day of April, 2002.

CUBIC CORPORATION

By.

/s/ WALTER J. ZABLE,
President

ATTEST:

/s/ WILLIAM C. STEWART,
Secretary

3

Delaware

The First State

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “CUBIC CORPORATION”, FILED IN THIS OFFICE ON THE TWENTIETH DAY OF FEBRUARY, A.D. 2002, AT 3 O’CLOCK P.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

[Seal of the Secretary of State of Delaware]	/s/ Harriet Smith Windsor,
	Secretary of State

2050509	8100	AUTHENTICATION: 1624444
020111727		DATE:02-21-02

1

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION

CUBIC CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That at a meeting of the Board of Directors of CUBIC CORPORATION resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED: That the Certificate of Incorporation of this corporation be amended by changing Article 4 thereof so that, as amended, said Article shall be and read as follows:

“4.                               The total number of shares of stock which the Corporation shall have authority to issue is 25,000,000 shares which shall be Common Stock without par value.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, the Annual Meeting of Shareholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares, as required by statute, were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said CUBIC CORPORATION has caused this certificate to be signed by WALTER J. ZABLE, its President, and WILLIAM C. STEWART, Jr., its Secretary, this 15th day of February 2002.

CUBIC CORPORATION

By:

/s/ WALTER J. ZABLE,
President

ATTEST:

/s/ WILLIAM C. STEWART, Jr.,
Secretary

2

State of Delaware

Office of the Secretary of State

I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “CUBIC CORPORATION”, FILED IN THIS OFFICE ON THE TWENTY-FIFTH DAY OF FEBRUARY, A.D. 1998, AT 2 O’CLOCK P.M.

[Seal of the Secretary of State of Delaware]

	/s/ Edward J. Freel,
	Secretary of State

AUTHENTICATION:

2050509	8100	8940446

DATE:

981073376	02-25-98

1

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION

CUBIC CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That at a meeting of the Board of Directors of Cubic Corporation resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED: That in the judgment of the Board of Directors of Cubic Corporation it is deemed advisable to amend the Certificate of Incorporation of said corporation so as to increase the capital stock of said corporation, and for that purpose to change Article 4 of the Certificate of Incorporation to read as follows:

“4.                                 The total number of shares of stock which the Corporation shall have authority to issue is 20,000,000 shares which shall be Common Stock without par value.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, the Annual Meeting of Shareholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares, as required by statute, were voted in favor of the amendment.

THIRD:  That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said CUBIC CORPORATION has caused this Certificate to be signed by WALTER J. ZABLE, its President, and WILLIAM C. STEWART, its Secretary, this 23rd day of February, 1998.

CUBIC CORPORATION

By:	/s/ WALTER J. ZABLE,
President

ATTEST:

/s/ WILLIAM C. STEWART,
Secretary

2

State of Delaware

Office of the Secretary of State

I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “CUBIC CORPORATION”, FILED IN THIS OFFICE ON THE TWENTY-THIRD DAY OF JULY, A.D. 1996,

AT 1:15 O’ CLOCK P.M.

A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.

[Seal of the Secretary of State of Delaware]	/s/Edward J. Freel,
	Secretary of State

	AUTHENTICATION:

	2050509	8100	8037265

	DATE:

	960213870	07-23-96

1

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION

CUBIC CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That at a meeting of the Board of Directors of CUBIC CORPORATION resolutions ware duly adopted setting forth a proposed amendment to the Certificate of incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED: That the Certificate of Incorporation of this corporation be amended by changing Article 4 thereof so that, as amended said Article shall be and read as follows:

“4.  The total number of shares of stock which the Corporation shall have authority to issue is 15,000,000 shares which shall be Common Stock without par value.

On the effective date of this Amendment, each two shares of the Common Stock, without par value, outstanding before the amendment, is divided into three Common Shares, without par value.

Each two shares of the Common Stock, no par value, of this Corporation issued and outstanding at the close of business on the date of the taking effect of said amendment, being the date of the filing and recording of said amendment in the office of the Secretary of State of the State of Delaware, is changed into three fully-paid and nonassessable shares of Common Stock, no par value, of this Corporation; all certificates for shares of Common Stock, no par value, that are then issued and outstanding are deemed to be certificates for the same number of shares of Common Stock respectively, no par value, each; and that each holder of record of said certificates at the close of business on the effective date of said amendment shall be entitled to receive additional certificates representing one additional share of Capital Stock, no par value, for each two outstanding shares of Common Stock.

No fractional shares are to be issued to shareholders in connection with such stock split but, in lieu thereof, cash shall be distributed to each shareholder who would otherwise have been entitled to receipt of a fractional share and the amount of cash to be distributed shall be based upon the closing stock price on the American Stock Exchange,

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after adjustment for the effect of the split hereinabove declared, of this Corporation’s Common Stock, without par value, on the date of said filing with the Secretary of State.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a Special Meeting of Shareholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares, as required by statute, were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said CUBIC CORPORATION has caused this certificate to be signed by WALTER J. ZABLE, its President, and WILLIAM C. STEWART, Jr., its Secretary, this 23rd day of July 1996.

CUBIC CORPORATION

BY:	/s/ WALTER J. ZABLE,
President

ATTEST:

/s/ WILLIAM C. STEWART, Jr.,
Secretary

3

State of Delaware

Office of the Secretary of State

I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “CUBIC CORPORATION”, FILED IN THIS OFFICE ON THE SIXTEENTH DAY OF APRIL, A.D. 1996, AT 8:30 O’CLOCK A.M.

A CERTIFIED COPY OF THIS CERTIFICATE HAS ,BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.

[Seal of the Secretary of State of Delaware]		/s/ Edward J. Freel,
		Secretary of State

AUTHENTICATION:

2050509	8100	7908017

DATE:

960108413		04-16-96

1

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION

CUBIC CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That at a meeting of the Board of Directors of CUBIC CORPORATION resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED: That the Certificate of Incorporation of this corporation be amended by changing Article 4 thereof so that, as amended, said Article shall be and read as follows:

“4.                                The total number of shares of stock which the Corporation shall have authority to issue is 15,000,000 shares which shall be Common Stock without par value.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, the Annual Meeting of Shareholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares, as required by statute, were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said CUBIC CORPORATION has caused this certificate to be signed by WALTER J. ZABLE, its President, and WILLIAM C. STEWART, Jr., its Secretary, this 15th day of April 1996.

CUBIC CORPORATION

By:	/s/ WALTER J. ZABLE,
President

ATTEST:

/s/ WILLIAM C. STEWART, Jr.,
Secretary

2

18747

State of Delaware, Office of the Secretary of State

I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP OF CUBIC CORPORATION, A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, MERGING CUBIC PRECISION, INC. A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, PURSUANT TO SECTION 253 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE FIRST DAY OF JUNE, A.D. 1987, AT 10 O’CLOCK A.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CORPORATION SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

[Seal of the Secretary of State of Delaware]	/s/ Michael Harkins
Secretary of State

AUTHENTICATION: : 1257741

877152043	DATE: 06/01/1987

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CERTIFICATE OF OWNERSHIP AND MERGER
MERGING
CUBIC PRECISION, INC.
INTO
CUBIC CORPORATION
(Pursuant to Section 253 of the General
Corporation Law of Delaware)

CUBIC CORPORATION, a Delaware Corporation (hereinafter referred to as the “Corporation”), does hereby certify:

FIRST: That the Corporation is incorporated pursuant to the General Corporation Law of the State of Delaware.

SECOND: That CUBIC PRECISION, INC. is incorporated pursuant to the General Corporation Law of the State of Delaware.

THIRD: That the Corporation owns all of the outstanding shares of each class of the capital stock of CUBIC PRECISION, INC., a Delaware Corporation.

FOURTH: That the Corporation, by the following resolutions duly adopted by the Executive Committee of its Board of Directors on the 27th day of May 1987, determined to merge into itself CUBIC PRECISION, INC. on the conditions set forth in such resolutions:

RESOLVED, that CUBIC CORPORATION merge into itself its wholly owned subsidiary, CUBIC PRECISION, INC. and assume all of said subsidiary’s liabilities and obligations; and

RESOLVED, FURTHER, that the President and the Secretary of this Corporation be and they hereby are authorized and directed to make, execute and acknowledge a Certificate of Ownership and Merger setting forth a copy of these resolutions to merge said CUBIC PRECISION, INC. into this Corporation and to assume said subsidiary’s liabilities and obligations and the date of adoption thereof and to file the same in the office of the Secretary of State of Delaware and a certified copy thereof in the office of the Recorder of Deeds of the County of New Castle.

IN WITNESS WHEREOF, said CUBIC CORPORATION has caused its Corporate Seal to be affixed and this Certificate to be signed by WALTER J. ZABLE, its President, and WILLIAM C. STEWART, JR., its Secretary, this 28th day of May, 1987.

CUBIC CORPORATION

By:	/s/ Walter J. Zable,
President

Attest:
By:
/s/ William C. Stewart, Jr.
Secretary

State of Delaware

Office of Secretary of State

I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF CUBIC CORPORATION FILED TN THIS OFFICE ON THE SIXTH DAY OF MARCH, A.D. 1987, AT 11:30 O’CLOCK A. M.

[Seal of the Secretary of State of Delaware]	/s/ Michael Harkins,
Secretary of State
11155775
AUTHENTICATION:

737065041	DATE:	03/06/1987

CERTIFICATE OF AMENDMENT
of
CERTIFICATE OF INCORPORATION

CUBIC CORPORATION, a Corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That, at a meeting of the Board of Directors of CUBIC CORPORATION, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said Corporation, declaring said amendment to be advisable and directing that the proposed amendment be considered at the next Annual Meeting of the Stockholders. The resolution setting forth the proposed amendment is as follows:

RESOLVED:  That the Certificate of Incorporation of Cubic Corporation be amended to add the following thereto, as Paragraph 12:

“12. No Director shall be personally liable to the Corporation or its Stockholders for monetary damages for any breach of fiduciary duty by such Director, as a Director. Notwithstanding the foregoing sentence, a Director shall be liable to the extent provided by applicable law (i) for breach of the Director’s duty of loyalty to the Corporation or its Stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware Corporation Law, or (iv) for any transaction from which the Director derived an improper personal benefit.

“No amendments to, or repeal of, this Article shall apply to, or have any effect on, the liability or alleged liability of any Director of Cubic Corporation for, or with respect to, any acts or omissions of such Director, occurring prior to such amendment.”

SECOND: That, thereafter, at the Annual Meeting of Shareholders, noticed and held in accordance with Section 222 of the General Corporation Law of the State of Delaware, the necessary number of shares, as required by statute, were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the capital of said Corporation shall not be reduced under, or by reason of, said amendment.

IN WITNESS WHEREOF, said CUBIC CORPORATION has caused this Certificate to be signed by WALTER J. ZABLE, its President, and WILLIAM C. STEWART, Jr., its Secretary, this 20th day of February 1987.

CUBIC CORPORATION

By

/s/ WALTER J . ZABLE
President

Attest:
/s/ WILLIAM C. STEWART, Jr.
Secretary

2

State of Delaware

Office of Secretary of State

I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AGREEMENT OF MERGER OF “CUBIC CORPORATION” A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF CALIFORNIA, MERGING WITH AND INTO “CUBIC CORPORATION” A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE UNDER THE NAME OF “CUBIC CORPORATION” AS RECEIVED AND FILED IN THIS OFFICE THE TWENTY-SECOND DAY OF FEBRUARY, A.D. 1985, AT 10 O’CLOCK A.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CORPORATION SHALL BE GOVERNED BY LAWS OF THE STATE OF DELAWARE.

[Seal of the Secretary of State of Delaware]	/s/ Michael Harkins,
Secretary of State
AUTHENTICATION: 0446061

DATE: 02/25/1985

735053041

State of California

OFFICE OF THE SECRETARY OF STATE

I, MARCH FONG EU, Secretary of State of the State of California, hereby certify:

That the annexed transcript has been compared with the record on file in this office, of which it purports to be a copy, and that same is full, true and correct.

IN WITNESS WHEREOF, I execute this certificate and affix the Great Seal of the State of California this

JUN 12, 1985
[Great Seal of State of California]	/s/ March Fong Eu,
Secretary of State

AGREEMENT AND PLAN OF MERGER

AS FILED WITH THE SECRETARY OF STATE

STATE OF CALIFORNIA

JUNE 11, 1985

CUBIC CORPORATION

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (hereinafter called the “Merger Agreement”) is made as of December 18, 1984 by and between CUBIC CORPORATION, a California corporation (hereinafter sometimes called “California Cubic”) and CUBIC CORPORATION, a Delaware corporation (hereinafter sometimes called “Delaware Cubic”). California Cubic and Delaware Cubic are herein sometimes referred to as the “Constituent Corporations.”

The authorized capital stock of California Cubic consists of 20,000,000 shares of Common voting stock without par value and 1,000,000 shares of Preferred stock without par value and Delaware Cubic authorized capital stock presently consists of 3,000 shares of Common Stock without par value. The Directors of the Constituent Corporations deem it advisable and to the advantage of said corporations that California Cubic merge into Delaware Cubic upon the terms and conditions herein provided.

NOW THEREFORE, the parties do hereby adopt and make themselves respectively parties to the plan of reorganization encompassed by this Merger Agreement and do hereby agree that California Cubic shall merge into Delaware Cubic in accordance with the following terms, conditions and other provisions:

1. Merger.

California Cubic shall be merged with and into Delaware Cubic, and Delaware Cubic shall be the surviving corporation, effective upon the date when this Merger Agreement is filed with the Secretaries of State of the States of California and Delaware (the “Effective Date”).

2. Succession.

On the Effective Date, Delaware Cubic shall succeed to all of the rights, privileges, powers and property of California Cubic in the manner of and as more fully set forth in Section 259 of the General Corporation Law of the State of Delaware.

3. Certificate of Incorporation and Bylaws.

The Certificate of Incorporation of CUBIC CORPORATION, a Delaware corporation, shall be the Certificate of Incorporation of the surviving corporation. The Bylaws of CUBIC CORPORATION, a Delaware corporation, shall be the Bylaws of the surviving corporation.

4. Amendment of Certificate of Incorporation.

On the Effective Date, Article 4. of the Certificate of Incorporation of Delaware Cubic is amended as follows:

“4. The total number of shares of stock which the corporation shall have authority to issue is 21,000,000 shares, of which 20,000,000 shares shall be Common Stock without par value and of which 1,000,000 shares shall be Preferred Stock without par value.

The designations, rights and preferences of the Preferred Stock shall be determined by the Board of Directors.”

5. Common Stock of California Cubic.

Upon the Effective Date, by virtue of the merger and without any action on the part of the holder thereof, each share of Common Stock of California Cubic outstanding immediately prior thereto shall be changed and converted into one fully paid and nonassessable share of the Common Stock without par value of Delaware Cubic.

6. Common Stock of Delaware Cubic.

Upon the Effective Date, by virtue of the merger and without any action on the part of the holder thereof, each share of Common Stock of Delaware Cubic outstanding immediately prior thereto shall be cancelled and returned to the status of authorized but unissued shares.

7. Stock Certificates.

On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of the Common Stock of California Cubic shall be deemed for all purposes to evidence ownership of and to represent the shares of Delaware Cubic into which the shares of California Cubic represented by such certificates have been converted as herein provided. The registered owner on the books and records of Delaware Cubic or its transfer agents of any such outstanding stock certificate shall, until such certificates shall have been surrendered for transfer or conversion or otherwise accounted for to Delaware Cubic or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Delaware Cubic evidenced by such outstanding certificate as above provided.

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8. Options.

Upon the Effective Date, Delaware Cubic will assume and continue the California Cubic 1981 Amended and Restated Stock Option Plan to permit the granting of options to purchase shares of Common Stock without par value. No options under that Plan have been granted as of the Effective Date.

9. Pension Plan.

Upon the Effective Date, Delaware Cubic will assume and will continue the Pension Plan of California Cubic, and will become a party to all Agreements which relate to such Pension Plan.

10. Employee Profit Sharing Plan.

Upon the Effective Date, Delaware Cubic will assume and will continue the Employee Profit Sharing Plan of California Cubic, and will become a party to all Agreements which relate to such Employee Profit Sharing Plan.

11. Employee Stock Ownership Plan.

Upon the Effective Date, Delaware Cubic will assume and will continue the Employee Stock Ownership Plan of California Cubic, and will become a party to all Agreements which relate to such Employee Stock Ownership Plan.

12. Employee Benefit Plans.

Upon the Effective Date, Delaware Cubic will assume any and all other Employee Benefit Plans (and all obligations of California Cubic thereunder) in effect as of the Effective Date or with respect to which employee rights or accrued benefits are outstanding as of the Effective Date, and will become a party to any and all Agreements which relate to any and all such other Employee Benefit Plans.

13. Directors and Officers.

The Directors of California Cubic, immediately prior to the Effective Date, shall be the Directors of Delaware Cubic, (assuming such persons have been elected Directors of California Cubic), each of whom shall serve until the First Annual Meeting of Shareholders of Delaware Cubic and until their successors are selected and qualified.

The Officers of California Cubic, immediately prior to the Effective Date, shall be the Officers of Delaware Cubic until their successors are elected and qualified or their prior resignation, removal or death.

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14. Further Assurances.

From time to time, as when required by Delaware Cubic or by its successors and assigns, there shall be executed and delivered on behalf of California Cubic such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action as shall be appropriate or necessary in order to vest or perfect in or to confirm of record or otherwise in Delaware Cubic the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of California Cubic and otherwise to carry out the purposes of this Merger Agreement, and the Officers and Directors of Delaware Cubic are full authorized in the name and on behalf of California Cubic or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

15. Abandonment.

At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either California Cubic or Delaware Cubic or both, notwithstanding approval of this Merger Agreement by the Shareholders of California Cubic.

16. Counterparts.

In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the Board of Directors of California Cubic and Delaware Cubic, is hereby executed on behalf of each of said corporations and attested by their respective Officers thereunto duly authorized.

CUBIC CORPORATION
A California Corporation

	By:	/s/ Walter J. Zable,
President

ATTEST:

/s/ William Bruner,
Secretary
CUBIC CORPORATION
A Delaware Corporation

	By:	/s/ Walter J. Zable,
President

ATTEST:

/s/ William Bruner,
Secretary

4

CERTIFICATE OF SECRETARY
CUBIC CORPORATION

I, WILLIAM BRUNER, Secretary of CUBIC CORPORATION, a Corporation organized and existing under the laws of the State of Delaware, hereby certify, as such Secretary, that the Agreement and Plan of Merger to which this Certificate is attached, after having been first duly signed on behalf of the said Corporation and having been signed on behalf of CUBIC CORPORATION, a Corporation of the State of California, was duly adopted pursuant to §228 of Title 8 of the Delaware Code of 1953, by the unanimous written consent of the holder of all shares of the capital stock of the Corporation issued and outstanding, having voting power; and that thereby the Agreement and Plan of Merger was duly adopted as the act of the Stockholder of said Corporation and is the duly adopted Agreement and act of said Corporation.

WITNESS my hand on the 12th day of February 1985.

/s/ WILLIAM BRUNER

CERTIFICATE OF SECRETARY

CUBIC CORPORATION

I, WILLIAM BRUNER, Secretary of CUBIC CORPORATION, a California corporation, do hereby certify as such Secretary, in accordance with the General Corporation Laws of the States of Delaware and California that the Agreement and Plan of Merger to which this Certificate is attached, after having been first duly adopted and executed by CUBIC CORPORATION, a Delaware corporation, and CUBIC CORPORATION, a California corporation, was duly submitted to the shareholders called for the purpose of acting on said Agreement and Plan of Merger after due notice of the time, place and purpose of said meeting was mailed to each shareholder at his address as it appears on the records of CUBIC CORPORATION in the manner provided in Section 601 of the California Corporations Code, that at said meeting the Agreement and Plan of Merger was duly considered, and that the Agreement and Plan of Merger was, at said meeting, duly approved and adopted as the act of the shareholders of CUBIC CORPORATION by vote of a majority of the outstanding shares of CUBIC CORPORATION and as the Agreement and act of CUBIC CORPORATION.

IN WITNESS WHEREOF, I have executed this Certificate this 12th day of February 1985.

/s/ WILLIAM BRUNER

State of Delaware

Office of Secretary of State

I, MICHAEL HARKINS; SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AGREEMENT OF MERGER OF “CUBIC CORPORATION” A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF CALIFORNIA, MERGING WITH AND INTO “CUBIC CORPORATION” A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE UNDER THE NAME OF “CUBIC CORPORATION” AS RECEIVED AND FILED IN THIS OFFICE THE TWENTY-SECOND DAY OF FEBRUARY, A.D. 1985, AT 10 O’CLOCK A.M.

AND I DO HERBY FURTHER CERTIFY THAT THE AFORESAID CORPORATION SHALL BE GOVERNED BY LAWS OF THE STATE OF DELAWARE.

[Seal of the Secretary of State of Delaware]	/s/ Michael Harkins,
Secretary of State
AUTHENTICATION: 0446061

DATE: 02/25/1985

735053041

CUBIC CORPORATION

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (hereinafter called the “Merger Agreement”) is made as of December 18, 1984 by and between CUBIC CORPORATION, a California corporation (hereinafter sometimes called “California Cubic”) and CUBIC CORPORATION, a Delaware corporation (hereinafter sometimes called “Delaware Cubic”). California Cubic and Delaware Cubic are herein sometimes referred to as the “Constituent Corporations.”

The authorized capital stock of California Cubic consists of 20,000,000 shares of Common voting stock without par value and 1,000,000 shares of Preferred stock without par value and Delaware Cubic authorized capital stock presently consists of 3,000 shares of Common Stock without par value. The Directors of the Constituent Corporations deem it advisable and to the advantage of said corporations that California Cubic merge into Delaware Cubic upon the terms and conditions herein provided.

NOW THEREFORE, the parties do hereby adopt and make themselves respectively parties to the plan of reorganization encompassed by this Merger Agreement and do hereby agree that California Cubic shall merge into Delaware Cubic in accordance with the following terms, conditions and other provisions:

1. Merger.

California Cubic shall be merged with and into Delaware Cubic, and Delaware Cubic shall be the surviving corporation, effective upon the date when this Merger Agreement is filed with the Secretaries of State of the States of California and Delaware (the “Effective Date”).

2. Succession.

On the Effective Date, Delaware Cubic shall succeed to all of the rights, privileges, powers and property of California Cubic in the manner of and as more fully set forth in Section 259 of the General Corporation Law of the State of Delaware.

3. Certificate of Incorporation and Bylaws.

The Certificate of Incorporation of CUBIC CORPORATION, a Delaware corporation, shall be the Certificate of Incorporation of the surviving corporation, except that Article 4 shall be amended as set forth in Article 4. The Bylaws of CUBIC CORPORATION, a Delaware corporation, shall be the Bylaws of the surviving corporation.

4. Amendment of Certificate of Incorporation.

On the Effective Date, Article 4. of the Certificate of Incorporation of Delaware Cubic is amended as follows:

“4. The total number of shares of stock which the corporation shall have authority to issue is 21,000,000 shares, of which 20,000,000 shares shall be Common Stock without par value and of which 1,000,000 shares shall be Preferred Stock without par value.

The designations, rights and preferences of the Preferred Stock shall be determined by the Board of Directors.”

5. Common Stock of California Cubic.

Upon the Effective Date, by virtue of the merger and without any action on the part of the holder thereof, each share of Common Stock of California Cubic outstanding immediately prior thereto shall be changed and converted into one fully paid and nonassessable share of the Common Stock without par value of Delaware Cubic.

6. Common Stock of Delaware Cubic.

Upon the Effective Date, by virtue of the merger and without any action on the part of the holder thereof, each share of Common Stock of Delaware Cubic outstanding immediately prior thereto shall be cancelled and returned to the status of authorized but unissued shares.

7. Stock Certificates.

On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of the Common Stock of California Cubic shall be deemed for all purposes to evidence ownership of and to represent the shares of Delaware Cubic into which the shares of California Cubic represented by such certificates have been converted as herein provided. The registered owner on the books and records of Delaware Cubic or its transfer agents of any such outstanding stock certificate shall, until such certificates shall have been surrendered for transfer or conversion or otherwise accounted for to Delaware Cubic or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Delaware Cubic evidenced by such outstanding certificate as above provided.

8. Options .

Upon the Effective Date, Delaware Cubic will assume and continue the California Cubic 1981 Amended and Restated Stock Option Plan to permit the granting of options to purchase shares of Common Stock without par value. No options under that Plan have been granted as of the Effective Date.

9. Pension Plan.

Upon the Effective Date, Delaware Cubic will assume and will continue the Pension Plan of California Cubic, and will become a party to all Agreements which relate to such Pension Plan.

10. Employee Profit Sharing Plan.

Upon the Effective Date, Delaware Cubic will assume and will continue the Employee Profit Sharing Plan of California Cubic, and will become a party to all Agreements which relate to such Employee Profit Sharing Plan.

11. Employee Stock Ownership Plan.

Upon the Effective Date, Delaware Cubic will assume and will continue the Employee Stock Ownership Plan of California Cubic, and will become a party to all Agreements which relate to such Employee Stock Ownership Plan.

12. Employee Benefit Plans.

Upon the Effective Date, Delaware Cubic will assume any and all other Employee Benefit Plans (and all obligations of California Cubic thereunder) in effect as of the Effective Date or with respect to which employee rights or accrued benefits are outstanding as of the Effective Date, and will become a party to any and all Agreements which relate to any and all such other Employee Benefit Plans.

13. Directors and Officers.

The Directors of California Cubic, immediately prior to the Effective Date, shall be the Directors of Delaware Cubic, (assuming such persons have been elected Directors of California Cubic), each of whom shall serve until the First Annual Meeting of Shareholders of Delaware Cubic and until their successors are selected and qualified.

The Officers of California Cubic, immediately prior to the Effective Date, shall be the Officers of Delaware Cubic until their successors are elected and qualified or their prior resignation, removal or death.

14. Further Assurances.

From time to time, as when required by Delaware Cubic or by its successors and assigns, there shall be executed and delivered on behalf of California Cubic such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action as shall be appropriate or necessary in order to vest or perfect in or to confirm of record or otherwise in Delaware Cubic the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises, and authority of California Cubic and otherwise to carry out the purposes of this Merger Agreement, and the Officers and Directors of Delaware Cubic are full authorized in the name and on behalf of California Cubic or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

15. Abandonment.

At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either California Cubic or Delaware Cubic or both, notwithstanding approval of this Merger Agreement by the Shareholders of California Cubic.

16. Counterparts.

In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the Board of Directors of California Cubic and Delaware Cubic, is hereby executed on behalf of each of said corporations and attested by their respective Officers thereunto duly authorized.

CUBIC CORPORATION
A California Corporation

	By:	/s/ Walter J. Zable,
President

ATTEST:

/s/ William Bruner,
Secretary
CUBIC CORPORATION
A Delaware Corporation

	By:	/s/ Walter J. Zable,
President

ATTEST:

/s/ William Bruner,
Secretary

CERTIFICATE OF SECRETARY
CUBIC CORPORATION

I, WILLIAM BRUNER, Secretary of CUBIC CORPORATION, a Corporation organized and existing under the laws of the State of Delaware, hereby certify, as such Secretary, that the Agreement and Plan of Merger to which this Certificate is attached, after having been first duly signed on behalf of the said Corporation and having been signed on behalf of CUBIC CORPORATION, a Corporation of the State of California, was duly adopted pursuant to §228 of Title 8 of the Delaware Code of 1953, by the unanimous written consent of the holder of all shares of the capital stock of the Corporation issued and outstanding, having voting power; and that thereby the Agreement and Plan of Merger was duly adopted as the act of the Stockholder of said Corporation and is the duly adopted Agreement and act of said Corporation.

WITNESS my hand on the 12th day of February 1985.

/s/ WILLIAM BRUNER

CERTIFICATE OF SECRETARY

CUBIC CORPORATION

I ,  WILLIAM BRUNER Secretary of CUBIC CORPORATION, a California corporation do hereby certify as such Secretary in accordance with the General Corporation Laws of the States of Delaware and California that the Agreement and Plan of Merger to which this Certificate is attached, after having been first duly adopted and executed by CUBIC CORPORATION, a Delaware corporation, and CUBIC CORPORATION, a California corporation, was duly submitted to the shareholders called for the purpose of acting on said Agreement and Plan of Merger after due notice of the time, place and purpose of said meeting was mailed to each shareholder at his address as it appears on the records of CUBIC CORPORATION in the manner provided in Section 601 of the California Corporations Code, that at said meeting the Agreement and Plan of Merger was duly considered, and that the Agreement and Plan of Merger was, at said meeting, duly approved and adopted as the act of the shareholders of CUBIC CORPORATION by vote of a majority of the outstanding shares of CUBIC CORPORATION and as the Agreement and act of CUBIC CORPORATION.

IN WITNESS WHEREOF, I have executed this Certificate this 12th day of February 1985.

/s/ WILLIAM BRUNER

State of Delaware

Office of Secretary of State

I, GLENN C. KENTON, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF CUBIC CORPORATION FILED IN THIS OFFICE ON THE THIRTEENTH DAY OF DECEMBER, A.D. 1984, AT 10 O’CLOCK A.M.

[Seal of the Secretary of State of Delaware]	/s/ Glenn C. Kenton,
	Secretary of State

AUTHENTICATION:	0395299

	DATE:	12/13/1984

734348038

CERTIFICATE OF INCORPORATION
of

CUBIC CORPORATION

1. The name of the corporation is:

CUBIC CORPORATION

2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

3. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

4.  The total number of shares of stock which the corporation shall have authority to issue is Three Thousand (3,000) all of such shares shall be without par value.

5. The name and mailing address of the incorporator of the corporation is:

William Bruner

9333 Balboa Avenue

San Diego, California 92123

6. The board of directors is authorized to make, alter, or repeal the by-laws of the corporation. Elections of Directors need not be by written ballot unless required by the Bylaws of the corporation.

7. The affirmative vote of the holders of two-thirds (66 2/3%) of the outstanding Common Stock of this corporation shall be required for the approval, adoption or authorization of a business combination (as hereinafter defined) and no business combination shall be entered into without such affirmative vote.

As used in this Article 7., the term “business combination” means:

(a) The merger of this corporation into, or its consolidation with, any other corporation, person or business entity;

(b) The merger of any other corporation, person or business entity into, or its consolidation with this corporation;

(c) the sale, exchange, lease transfer, or other disposition by this corporation of sixty percent (60%) or more of its assets or business to any other corporation, person or business entity;

(d)The issuance or transfer at any one time by this corporation, or by any subsidiary of this corporation, of fifty percent (50%) or more of voting securities issued pursuant to a stock option, purchase, bonus performance unit or other plan or agreement for natural persons who are directors, employees, consultants, and/or agents of this corporation and/or a subsidiary thereof to any other corporation, person or business entity in exchange for cash, assets, or securities or any combination thereof; or

(e)any agreement, contract or other arrangement between this corporation and any other corporation, person or business entity providing for any of the transactions described in clauses (a), (b), (c), or (d) immediately preceding this clause (e).

The provisions of the Article 7., shall not apply to any transaction described in this Article 7., (i) if the Board of Directors of this corporation has approved a memorandum of understanding with such other corporation, person or business entity with respect to and substantially consistent with such transaction prior to the time such other corporation, person or business entity became an owner of five percent (5%) of the outstanding Common Stock of this corporation, or (ii) to any corporation, person or business entity which is an owner of five percent (5%) of the outstanding Common Stock of this corporation at the time of adoption of this Article 7.

The affirmative vote of the holders of two-thirds (66 2/3%) of the outstanding Common Stock of this corporation shall be required for the amendment of all or any part of this Article 7.

8. No action shall be taken by the Shareholders except at an Annual or Special meeting of Shareholders.

9. Special meetings of the Shareholders of the corporation for any purpose or purposes may be called at any time by the Board of Directors, or by a committee of the Board of Directors which has been duly designated by the Board of Directors and whose powers and authority, as provided in a resolution of the Board of Directors or in the Bylaws of the corporation, include the power to call such meetings, but such Special meetings may not be called by any other person or persons.

10. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind the Bylaws of this corporation, but any Bylaw amendment by the Board of Directors increasing or reducing the authorized number of Directors shall require a resolution adopted by the affirmative vote of not less than two-thirds (2/3rds) of the then authorized number of Directors. Bylaws shall not be made, repealed, altered, amended or rescinded by the Shareholders of the corporation except by the vote of the holders of not less than 66 2/3% of the total voting power of all outstanding shares of voting stock of the corporation.

11. The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on Shareholders herein are granted subject to this reservation.

Notwithstanding the foregoing, the provisions set forth in Articles 7, 8, 9, 10 and this Article 11 may not be repealed or amended in any respect unless such repeal or amendment is unproved by the affirmative vote of the holders of not less than 66 2/3% of the total voting power of all outstanding shares of voting stock of this corporation.

THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation to do business both within and without the State of Delaware, and in pursuance of the Delaware General Corporation Law, does hereby make and file this Certificate.

/s/ WILLIAM BRUNER